UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 7, 2006

                                  LUMENIS LTD.
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               (Exact Name of Registrant as Specified in Charter)

                                    Israel
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                 (State or Other Jurisdiction of Incorporation)

               0-13012                                     N/A
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       (Commission File Number)                       (IRS Employer
                                                    Identification No.)

        P.O. Box 240, Yokneam, Israel 20692
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        (Address of Principal Executive Offices)                 (Zip Code)

                                (972)(4) 959-9000
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               (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01   Regulation FD

On March 7, 2006, Lumenis Ltd. issued a press release announcing an agreement in principle with the staff of the Division of Enforcement of the U.S. Securities and Exchange Commission (the "SEC") to settle a previously disclosed SEC investigation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

In accordance with general instruction B.2 to Form 8-K, information in this Form 8-K and the exhibit attached hereto shall not be deemed 'filed' for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

Exhibit:

99.1         Lumenis Ltd.'s press release, dated March 7, 2006.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Lumenis Ltd.

Date: March 7, 2006             By: /s/ Lauri Hanover
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                                    Name:    Lauri Hanover
                                    Title:   Chief Financial Officer